EXHIBIT 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2004-NC1
CUT-OFF DATE PRINCIPAL BALANCE > $500K



1. LOAN PURPOSE

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
                                                            Loan Pool by    Average    Average       Weighted
                           Number of      Aggregate          Aggregate       Gross    Remaining      Average
Loan                        Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Purpose                      Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
Refinance - Cashout                12         $6,678,198             57.07     6.639         352           78.09
-----------------------------------------------------------------------------------------------------------------
Purchase                            8          4,515,311             38.58     5.473         332           83.71
-----------------------------------------------------------------------------------------------------------------
Refinance - Rate Term               1            508,819              4.35     7.550         357           85.71
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------

2. OCCUPANCY

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
                                                            Loan Pool by    Average    Average       Weighted
                           Number of      Aggregate          Aggregate       Gross    Remaining      Average
                            Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Occupancy                    Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
Primary                            21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------

3. DOCUMENTATION TYPE

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
                                                            Loan Pool by    Average    Average       Weighted
                           Number of      Aggregate          Aggregate       Gross    Remaining      Average
Documentation               Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Type                         Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
Full Documentation                 11         $6,184,918             52.85     5.930         344           82.59
-----------------------------------------------------------------------------------------------------------------
Stated Documentation                8          4,335,320             37.05     6.431         342           78.31
-----------------------------------------------------------------------------------------------------------------
Limited Documentation               2          1,182,091             10.10     7.056         357           78.49
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------

4. FICO DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
                                                            Loan Pool by    Average    Average       Weighted
                           Number of      Aggregate          Aggregate       Gross    Remaining      Average
Fico                        Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Distribution                 Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
540 - 559                           1           $538,703              4.60     7.150         357           77.14
-----------------------------------------------------------------------------------------------------------------
580 - 599                           2          1,145,849              9.79     7.309         357           83.43
-----------------------------------------------------------------------------------------------------------------
620 - 639                           3          1,661,714             14.20     5.525         357           77.50
-----------------------------------------------------------------------------------------------------------------
640 - 659                           3          1,617,240             13.82     6.230         357           81.17
-----------------------------------------------------------------------------------------------------------------
660 - 679                           2          1,056,996              9.03     7.260         356           82.01
-----------------------------------------------------------------------------------------------------------------
680 - 699                           3          1,782,657             15.23     6.400         335           77.87
-----------------------------------------------------------------------------------------------------------------
700 - 719                           3          1,633,729             13.96     6.351         356           86.71
-----------------------------------------------------------------------------------------------------------------
720 - 739                           2          1,189,567             10.17     5.864         323           82.19
-----------------------------------------------------------------------------------------------------------------
760 >=                              2          1,075,873              9.19     4.625         297           75.25
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------
Minimum: 548
Maximum: 774

Weighted Average: 670.8

5. COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
Combined                                                    Loan Pool by    Average    Average       Weighted
Original                   Number of      Aggregate          Aggregate       Gross    Remaining      Average
Loan-to-value               Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Ratio (%)                    Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
60.01 - 70.00                       2         $1,124,192              9.61     5.229         328           67.05
-----------------------------------------------------------------------------------------------------------------
70.01 - 80.00                      11          6,230,978             53.25     6.347         350           78.23
-----------------------------------------------------------------------------------------------------------------
80.01 - 90.00                       7          3,799,069             32.46     6.256         338           85.67
-----------------------------------------------------------------------------------------------------------------
90.01 - 100.00                      1            548,090              4.68     6.750         356          100.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------
Minimum: 65.78
Maximum: 100.00

Weighted Average by Original Balance: 80.59
Weighted Average by Current Balance: 80.59

6. GEOGRAPHICAL DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
                                                            Loan Pool by    Average    Average       Weighted
                           Number of      Aggregate          Aggregate       Gross    Remaining      Average
Geographical                Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Distribution                 Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
California                         14         $7,804,400             66.69     6.180         348           81.72
-----------------------------------------------------------------------------------------------------------------
Georgia                             1            629,000              5.37     5.125         297           85.00
-----------------------------------------------------------------------------------------------------------------
Hawaii                              2          1,073,226              9.17     5.296         326           72.77
-----------------------------------------------------------------------------------------------------------------
Illinois                            1            533,226              4.56     6.990         356           83.99
-----------------------------------------------------------------------------------------------------------------
Missouri                            1            648,179              5.54     7.950         356           72.22
-----------------------------------------------------------------------------------------------------------------
New York                            1            505,478              4.32     6.000         357           76.24
-----------------------------------------------------------------------------------------------------------------
Texas                               1            508,819              4.35     7.550         357           85.71
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------
Number of States Represented: 7

7. RANGE OF GROSS INTEREST RATES (%)

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
Range of                                                    Loan Pool by    Average    Average       Weighted
Gross                      Number of      Aggregate          Aggregate       Gross    Remaining      Average
Interest                    Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Rates (%)                    Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                     4         $2,244,451             19.18     4.706         310           77.72
-----------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     5          2,817,940             24.08     5.523         343           79.64
-----------------------------------------------------------------------------------------------------------------
6.000% - 6.999%                     6          3,276,820             28.00     6.610         357           83.10
-----------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                     6          3,363,117             28.74     7.465         357           80.85
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------
Minimum: 4.625%
Maximum: 7.950%

Weighted Average: 6.229%

8. ORIGINAL PREPAYMENT PENALTY TERM (MONTHS)

-----------------------------------------------------------------------------------------------------------------
                                                           % of Mortgage    Weighted   Weighted
Original                                                    Loan Pool by    Average    Average       Weighted
Prepayment                 Number of      Aggregate          Aggregate       Gross    Remaining      Average
Penalty                     Mortgage     Cut-off Date       Cut-off Date    Interest     Term        Combined
Term (Months)                Loans    Principal Balance   Principal Balance   Rate     (Months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------
0                                   8         $4,731,126             40.43     5.921         327           77.20
-----------------------------------------------------------------------------------------------------------------
12                                  2          1,053,568              9.00     6.390         356           88.60
-----------------------------------------------------------------------------------------------------------------
24                                  8          4,313,445             36.86     6.165         357           80.81
-----------------------------------------------------------------------------------------------------------------
36                                  3          1,604,189             13.71     7.205         356           84.73
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             21        $11,702,329            100.00     6.229         345           80.59
-----------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36

Non-Zero Weighted Average: 25